CAPITAL AND FINANCIAL RISK MANAGEMENT (Schedule of Maximum Credit Exposure of Financial Assets) (Details) - USD ($) $ in Thousands	Dec. 31, 2021	Dec. 31, 2020
Disclosure of detailed information about financial instruments [abstract]
Third party trade receivables	$ 13,290	$ 20,025
Finance lease income receivable	293	506
Cash and cash equivalents	25,910	27,327
Total maximum credit exposure	$ 39,493	$ 47,858